UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2025

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
 Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2025, the Board of Directors (the “Board”) of Unisys Corporation (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), effective as of such date.

The amendments set forth in the Amended and Restated Bylaws, among other things: (1) clarify that the number of directors shall be determined from time to time by the Board, (2) remove stale references to the 2011 annual meeting of stockholders, (3) clarify that officers of the Company are those elected or appointed as such by the Board and (4) clarify that the compensation of executive officers shall be fixed from time to time by the Board or a committee thereof designated for such purpose.

A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on July 24, 2025, the Company will host a conference call at 2 p.m. EDT to provide an update on its recent debt transaction, $250M discretionary pension contribution, and subsequent changes made to its asset allocations within its U.S. Qualified Defined Benefit Plans. Management will discuss how these actions support the acceleration of its pension strategy by meaningfully reducing its pension deficit, contributions, and volatility. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description
3.1	Unisys Corporation Amended and Restated Bylaws, effective as of July 23, 2025
99.1	Presentation, dated July 24, 2025, of Unisys Corporation (Furnished, Not Filed)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: July 24, 2025	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer